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                                                                    EXHIBIT 23.2
                [LETTERHEAD OF NEFF & COMPANY LLP APPEARS HERE]


                      CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the incorporation by reference in Form 8-K/A of our report, dated May 2, 1996, on our audit of the financial statements of Ulster Scientific, Incorporated.



NEFF & COMPANY LLP

Albuquerque, New Mexico
May 16, 1996